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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   May 27, 1999
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                          URBAN SHOPPING CENTERS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


         1-12278                                          36-3886885
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(Commission File Number)                    (I.R.S. Employer Identification No.)



900 North Michigan Ave., Suite 1500, Chicago, IL                   60611
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         (Address of Principal Executive Offices)                (Zip Code)


                                 (312) 915-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 10, 1999, Urban Shopping Centers, Inc. ("Urban") completed the acquisition, through Urban Shopping Centers, L.P. ("Urban LP"), of Century City Shopping Center & Marketplace from RREEF USA Fund-II, a California group trust ("RREEF"), and Kenwood Plaza Limited Partnership, an Ohio limited partnership ("KPLP"). As consideration for the shopping center and related assets, which Urban LP acquired subject to existing nonrecourse indebtedness of $160 million maturing in July 2008, Urban LP paid RREEF approximately $108 million in cash, net of prorations, and issued KPLP approximately $3.2 million of partnership units in Urban LP. The interest rate on $80 million of the existing indebtedness is fixed at 7.675%. The interest rate on the other $80 million of existing indebtedness is equal to LIBOR plus 1.25% and must be converted to a fixed rate equal to the ten-year U.S. Treasury bond rate in effect at the time of the conversion plus 1.69% on or before August 15, 1999. Urban LP obtained the cash for the acquisition from the proceeds of the transaction described in Item 5 and under its revolving credit agreement with Union Bank of Switzerland, as agent. A copy of the press release relating to the acquisition is filed as an exhibit hereto and is hereby incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

         On May 27, 1999, Urban LP sold $40 million of its preferred partnership units to an institutional investor. A copy of the press release relating to the sale is filed as an exhibit hereto and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

The financial statements required by this item are not filed with this initial report, but will be filed by amendment not later than 60 days after the date that this initial report is required to be filed.

         (c)  Exhibits.

Exhibit No.    Document Description
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3.1            Articles Supplementary relating to Urban's Series C Cumulative
               Redeemable Preferred Stock.

10.1 Contribution Agreement dated June 10, 1999 among KPLP, Century City Mall, LLC, a Delaware limited liability company, Urban LP, and Chicago Deferred Exchange Corporation

10.2 Agreement of Purchase and Sale dated June 10, 1999 between RREEF and USC Century, Inc.

10.3 Registration Rights Agreement dated June 10, 1999 among KPLP, Urban and Urban LP.

10.4 Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Urban LP dated May 27, 1999.

10.5 Registration Rights Agreement dated May 27, 1999 between Urban and the unit holder named therein.

99.1           Press Release dated June 10, 1999 by Urban Shopping Centers, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    URBAN SHOPPING CENTERS, INC.



Dated: June 15, 1999                                By: /s/ Michael Hilborn
                                                       -------------------------
                                                        Senior Vice President



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